UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 4, 2009 (August 31, 2009)

JAG Media Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-28761	88-0380546

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

6295 Northam Drive, Unit 8, Mississauga, Ontario, L4V 1W8
(Address of Principal Executive Offices)(Zip Code)
Registrant’s telephone number, including area code: 905.673.8501

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 4.01 Changes in Registrant’s Certifying Accountants

Item 9.01 Financial Statements and Exhibits

SIGNATURE

Item 4.01 - Changes in Registrant’s Certifying Accountants

(a)  CardioGenics Inc. (“CardioGenics”), pursuant to the approval of its stockholders holding a majority of the outstanding shares of CardioGenics, dismissed BDO Dunwoody LLP ("BDO") on or about August 31, 2009, as the independent certified accountant of CardioGenics.

CardioGenics did not have any disagreements with BDO on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure for the Company’s fiscal years ended October 31, 2008, or October 31, 2007, or the interim period through April 30, 2009.  BDO’s report in CardioGenics' financial statement for the fiscal years ended October 31, 2008 and October 31, 2007 did not contain an adverse opinion or a disclaimer of opinion, and no such report was qualified or modified as to audit scope or accounting principles.

CardioGenics delivered a copy of this Current Report on Form 8-K to BDO on September 1, 2009 and requested that a letter addressed to the Securities and Exchange Commission be provided within ten (10) days stating whether or not it agrees with the statements made in response to this Item and, if not, stating the respects in which it does not agree.

BDO responded with a letter dated September 1, 2009, a copy of which is annexed hereto as Exhibit 16.1 stating that BDO agrees with the statements set forth above.

(b)   JAG Media Holdings, Inc. (the “Company”) engaged J.H. Cohn LLP (“JH Cohn”), pursuant to the approval of the Board of Directors of the Company, as of August 31, 2009 as its certifying accountant to audit the Company’s financial statements for the year ending October 31, 2009 and to perform procedures related to the financial statements included in the Company’s quarterly report on Form 10-Q, for the quarter ended July 31, 2009. None of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K occurred within the Company’s two most recent fiscal years and the interim period through April 30, 2009.

During the two most recent fiscal years and through April 30, 2009, the Company has not consulted with JH Cohn LLP regarding any matter which was the subject of any disagreement or any reportable event as defined in Regulation S-K Item 304(a)(1)(iv) and Regulation S-K Item 304(a)(1)(v), respectively, or on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, relating to which either a written report was provided to the Company or oral advice was provided that JH Cohn LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

16.1	Letter from BDO Dunwoody dated September 1, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAG MEDIA HOLDINGS, INC.

By:	/s/ Yahia Gawad
Name: Yahia Gawad
Title: Chief Executive Officer

Dated: September 4, 2009